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                                                                    EXHIBIT 99.8

                             AMENDMENT NO. 1 TO THE
              INTELLECTUAL PROPERTY TRANSFER AND LICENSE AGREEMENT

         This Amendment (this "Amendment") to that certain Intellectual Property Transfer and License Agreement, dated May 12, 1999, (the "Agreement") between Nortel Networks Corporation, a corporation organized and existing under the laws of Canada ("Nortel Networks") and Elastic Networks, Inc., a corporation organized and existing under the laws of Delaware ( "Elastic"), is entered into as of December 27, 2001 (the "Amendment Effective Date"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                                    Recitals

         Nortel Networks and Elastic desire to amend the Agreement to modify the terms of the Agreement as a condition precedent to an acquisition of Elastic by Paradyne Networks, Inc.

         In consideration of the above recitals and the mutual covenants set forth herein, the parties hereby amend the Agreement as follows:

                  I.       AMENDMENT TO DEFINITIONS.

                           A. In Section 1.1, the definition of "Patent" is modified by adding "and any foreign counterpart thereto" at the end of such definition.

                           B. In Section 1.1, the following definition is added:

                                    ""xDSL Field of Use" shall mean xDSL
                           technologies utilizing twisted copper pair telephone lines."

                           C. In Section 1.1, the definition of "Licensed Products" is replaced with the following:

                                    ""Licensed Products" shall mean the products manufactured and sold, and services provided, by the Elastic Business as of the Effective Date, and the products which the business records establish are being designed or funded by the Elastic Business as of the Effective Date to be manufactured and sold by or on behalf of the Elastic Business, and natural evolutions thereof in the field of the Elastic Business and in the xDSL Field of Use, including without limitation the Etherloop Products;"

                  II. DELETION OF GRANTBACK LICENSE TO IMPROVEMENTS TO THE LICENSED INTELLECTUAL PROPERTY. The text of Article VIII is deleted in its entirety.

                  III. AMENDMENT OF GRANTBACK LICENSE. The text of Article VII is deleted in its entirety and replaced with the following:

                  "ARTICLE VII GRANTBACK LICENSE TO TRANSFERRED SOFTWARE

                  Subject to the terms of Section 10.04 of the Contribution Agreement, Elastic hereby grants to Nortel Networks, its Subsidiaries and Affiliates as unrestricted, irrevocable, non-exclusive, worldwide, perpetual (or full-term, as the case may be), fully paid-up license under the Transferred Software and under any Improvements actually delivered to Nortel Networks pursuant to Article VIII to make, have made, use, lease, offer to sell and import all products and to copy, modify and sublicense and distribute relevant material for such purposes. Such license shall include the right to sublicense such rights to purchasers and users of such products but not to otherwise sublicense such rights."

                  IV.      AMENDMENT TO ASSIGNMENT OF RIGHTS. The text of
         Section 18.1 is deleted in its entirety and replaced with the following:


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                  "18.1 Elastic shall not assign or transfer this Agreement or any of the rights or obligations granted hereunder whether by merger, operation of law or otherwise, except that Elastic may assign this Agreement to (i) a party that acquires all or substantially all of the Elastic Business, (ii) an Affiliate,
                  (iii) a successor in interest or successor corporation in connection with a merger, reorganization or consolidation ((i)
                  - (iii) hereinafter referred to as ("Successor")) at any time upon prior written notice to Nortel Networks; provided that, such Successor agrees in writing to be bound by all the terms and conditions of this Agreement."

                  V. INCORPORATION AND RATIFICATION. Except as specifically amended and modified by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and affirmed by Nortel Networks and Elastic.

NORTEL NETWORKS LTD.
(F/K/A NORTEL NETWORKS CORPORATION)    ELASTIC NETWORKS INC.

/s/ Craig A. Johnson                   /s/ Guy D. Gill
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Authorized Signature                   Authorized Signature

                                       Guy D. Gill, President and CEO
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Printed Name and Title                 Printed Name and Title